UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 11, 2006 (September 11, 2006)
ADVOCAT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667
(State or other jurisdiction	(Commission File Number)	(Employer
of incorporation)		Identification Number)
1621 Galleria Boulevard, Brentwood, TN 37027
(Address of principal executive offices)
(615) 771-7575
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On September 11, 2006, the Company issued a press release announcing that the Company’s common stock will commence trading on the NASDAQ Capital Market (formerly known as the NASDAQ Small Cap Market) beginning at the opening of trading on Tuesday, September 12, 2006, under the symbol AVCA. The Company’s common stock was previously traded on the OTC Bulletin Board under the ticker symbol AVCA. A copy of the press release dated September 11, 2006, is filed as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Number	Exhibit
99.1	Press Release dated September 11, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.
By:	/s/ L. Glynn Riddle, Jr.
L. Glynn Riddle, Jr.
Chief Financial Officer

Date: September 11, 2006

EXHIBIT INDEX

Number	Exhibit
99.1	News Release dated September 11, 2006.